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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549




                          FORM 8-K



                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



             Date of Report:  November 25, 1996
              (Date of earliest event reported)



            CONSOLIDATED FREIGHTWAYS CORPORATION
   (Exact name of Registrant as specified in its charter)




     Delaware                      1-12149                   77-0425334
(State of other jurisdiction  (Commission File No.)       (I.R.S. Employer
of incorporation or                                     Identification No.)
organization)


                     175 Linfield Drive
                Menlo Park, California  94025
          (Address of principal executive offices)

                       (415) 326-1700
     Registrant's telephone number, including area code


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Item 5 - Other Events

      On December 2, 1996, the Registrant completed its separation from Consolidated Freightways, Inc., a Delaware corporation ("CFI") as its outstanding shares of common stock were distributed by CFI to stockholders of CFI (the "Spin-Off"). On November 25, 1996, in anticipation of the Spin-Off, the Registrant entered into a Distribution Agreement with CFI. In addition, the Registrant entered into a Transition Services Agreement with CFI's wholly-owned subsidiary, CNF Service Company, Inc., an Alternative Dispute Resolution Agreement with CFI, an Employee Benefit Matters Agreement with CFI, a Tax Sharing Agreement with CFI, each dated as of December 2, 1996. Also on November
25, 1996,   the   Registrant's   wholly-owned   subsidiary
Consolidated Freightways Corporation of Delaware entered into a Reimbursement and Indemnification Agreement with CFI, dated as of October 1, 1996.

Item 7 - Financial Statements and Exhibits

(C)  Exhibits  The following documents are filed as Exhibits.

Exhibit No.

2.1 Distribution Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated November 25, 1996.

10.1 Transition Services Agreement between Consolidated Freightways Corporation and CNF Service Company, Inc., dated as of December 2, 1996.

10.2 Alternative Dispute Resolution Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.3 Employee Benefit Matters Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.4 Tax Sharing Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.5 Reimbursement and Indemnification Agreement between Consolidated Freightways Corporation of Delaware and Consolidated Freightways,Inc., dated as of October 1, 1996.

99.1   Press Release dated December 3, 1996.



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                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CONSOLIDATED FREIGHTWAYS
CORPORATION

                         Dated:  March 13, 1997
                         By:     /s/ Stephen D. Richards
                         Name:   Stephen D. Richards
                         Title:  Senior Vice President and
                                 General Counsel



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                      INDEX TO EXHIBITS


Exhibit No.

2.1 Distribution Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated November 25, 1996.

10.1 Transition Services Agreement between Consolidated Freightways Corporation and CNF Service Company, Inc., dated as of December 2, 1996.

10.2 Alternative Dispute Resolution Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.3 Employee Benefit Matters Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.4 Tax Sharing Agreement between Consolidated Freightways Corporation and Consolidated Freightways, Inc., dated as of December 2, 1996.

10.5 Reimbursement and Indemnification Agreement between Consolidated Freightways Corporation of Delaware and Consolidated Freightways,Inc., dated as of October 1, 1996.

99.1   Press Release dated December 3, 1996.